UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

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AMREP CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMREP CORPORATION

(An Oklahoma corporation)

NOTICE OF 2018 ANNUAL MEETING OF SHAREHOLDERS

September 13, 2018

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders of AMREP Corporation (the “Company”) will be held at the Conference Center at 660 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 on September 13, 2018 at 9:00 A.M. Eastern Time for the following purposes:

(1)         To elect one director in Class I to hold office until the 2021 annual meeting of shareholders and until his successor is elected and qualified;

(2)         To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement; and

(3)         To consider and act upon such other business as may properly come before the meeting.

In accordance with the Company’s By-Laws, the Board of Directors has fixed the close of business on July 25, 2018 as the record date for the determination of shareholders of the Company entitled to notice of and to vote at the meeting and any continuation or adjournment thereof. The list of such shareholders will be available for inspection by shareholders during the ten days prior to the meeting at the offices of the Company, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462.

Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy and return it to the Company in the self-addressed envelope enclosed for that purpose. The proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

By Order of the Board of Directors

Christopher V. Vitale, President, Chief Executive Officer and Secretary

Dated:	August 3, 2018
Plymouth Meeting, Pennsylvania

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on September 13, 2018

The Proxy Statement and Annual Report to Shareholders are available at http://www.edocumentview.com/axr.

Upon the written request of any shareholder of the Company, the Company will provide to such shareholder a copy of the Company’s annual report on Form 10-K for the year ended April 30, 2018, including the financial statements, filed with the Securities and Exchange Commission. Any request should be directed to AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, Attention: Corporate Secretary. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Company’s reasonable expenses of furnishing exhibits may be charged.

AMREP CORPORATION

620 West Germantown Pike, Suite 175

Plymouth Meeting, Pennsylvania 19462

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To be Held at 9:00 A.M. Eastern Time on September 13, 2018

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AMREP Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held on September 13, 2018, and at any continuation or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Conference Center at 660 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462.

The Annual Report of the Company on Form 10-K for the fiscal year ended April 30, 2018 filed on July 20, 2018 with the Securities and Exchange Commission is included in this mailing but does not constitute a part of the proxy solicitation material. This Proxy Statement and the accompanying Notice of 2018 Annual Meeting of Shareholders and proxy card are first being sent to shareholders on or about August 3, 2018. All references in this Proxy Statement to fiscal 2018 and fiscal 2017 mean the Company’s fiscal years ended April 30, 2018 and 2017.

QUESTIONS AND ANSWERS CONCERNING THE ANNUAL MEETING

What will be voted on at the Annual Meeting?

There are two matters scheduled for a vote:

•	Proposal Number 1: Election of one director in Class I to hold office until the 2021 annual meeting of shareholders and until his successor is elected and qualified; and

•	Proposal Number 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How does the Board recommend I vote on the proposals?

The Board recommends that you vote:

•	“For” the election as director of the nominee named in this Proxy Statement; and

•	“For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record as of the close of business on July 25, 2018, the date fixed by the Board in accordance with the Company’s By-Laws, are entitled to notice of and to vote at the Annual Meeting.

If I have given a proxy, how do I revoke that proxy?

Anyone giving a proxy may revoke it at any time before it is exercised by giving the Secretary of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Annual Meeting and voting.

How will my proxy be voted?

All properly executed, unrevoked proxies in the enclosed form that are received in time will be voted in accordance with the shareholders’ directions and, unless contrary directions are given, will be voted “For” the election as director of the nominee named in this Proxy Statement and “For” the approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement.

What if a nominee is unwilling or unable to serve?

This is not expected to occur but, in the event that it does, proxies will be voted for a substitute nominee designated by the Board or, in the discretion of the Board, the position may be left vacant.

What are “broker non-votes”?

Under the rules that govern brokers, if brokers or nominees who hold shares in “street name” on behalf of beneficial owners do not have instructions on how to vote on matters deemed by the New York Stock Exchange to be “non-routine” (which include the proposals in this Proxy Statement), a broker non-vote of those shares will occur, which means the shares will not be voted on such matters. If your shares are held in “street name,” you must cast your vote or instruct your nominee or broker to do so if you want your vote to be counted with respect to the proposals in this Proxy Statement.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes as follows:

•	for Proposal Number 1 (for the election of a director), votes “For” and “Withhold” and broker non-votes; and

•	for Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement), votes “For” and “Against,” abstentions and broker non-votes. Abstentions are treated as shares present and entitled to vote on Proposal Number 2 and, therefore, will have the same effect as a vote “Against” Proposal Number 2.

Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•	With respect to Proposal Number 1 (for the election of a director), the one nominee receiving the highest number of “For” votes from the holders of shares present in person or represented by proxy and entitled to vote will be elected as a director. This is referred to as a plurality.

•	Proposal Number 2 (approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement) must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote in order to be approved.

How many shares can be voted at the Annual Meeting?

As of July 25, 2018, the Company had issued and outstanding 8,127,904 shares of common stock, par value $.10 per share (“Common Stock”). Each share of Common Stock is entitled to one vote on matters to come before the Annual Meeting.

How many votes will I be entitled to cast at the Annual Meeting?

You will be entitled to cast one vote for each share of Common Stock you held at the close of business on July 25, 2018, the record date for the Annual Meeting, as shown on the list of shareholders at that date prepared by the Company’s transfer agent for the Common Stock.

What is a “quorum?”

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company authorized to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted in determining whether a quorum is present at the Annual Meeting. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to a particular proposal. Broker non-votes will not, therefore, impact the Company’s ability to obtain a quorum and will have no effect on the election of a director or approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement. A quorum must be present in order to transact business at the Annual Meeting.

Who may attend the Annual Meeting?

All shareholders of the Company who owned shares of record at the close of business on July 25, 2018 may attend the Annual Meeting. If you want to vote in person and you hold Common Stock in street name (i.e., your shares are held in the name of a broker, dealer, custodian bank or other nominee), you must obtain a proxy card issued in your name from the firm that holds your shares and bring that proxy card to the Annual Meeting, together with a copy of a statement from that firm reflecting your share ownership as of the record date, and valid identification. If you hold your shares in street name and want to attend the Annual Meeting but not vote in person, you must bring to the Annual Meeting a copy of a statement from the firm that holds your shares reflecting your share ownership as of the record date and valid identification.

COMMON STOCK OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth in the following table is information concerning the beneficial ownership, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, of Common Stock by the persons who, to the knowledge of the Company, own beneficially more than 5% of the outstanding shares. The table also sets forth the same information concerning beneficial ownership for each director of the Company, each named executive officer of the Company, and all directors and named executive officers of the Company as a group. Unless otherwise indicated, (i) reported ownership is as of July 25, 2018, and (ii) the Company understands that the beneficial owners have sole voting and investment power with respect to the shares beneficially owned by them. In the case of directors and executive officers, the information below has been provided by such persons at the request of the Company.

Beneficial Owner	Shares Owned Beneficially		% of Class
Nicholas G. Karabots, et al	2,096,061	(1)	25.8%
Albert V. Russo (Director), Clifton Russo, Lawrence Russo, Estate of Lena Russo	1,278,737	(2)	15.7%
Michael Melby, Gate City Capital Management, LLC	894,241	(3)	11.0%
Bauer Media Group USA, LLC	825,000	(4)	10.2%
Robert E. Robotti (Director), et al	688,721	(5)	8.5%

Other Directors and Named Executive Officers
Edward B. Cloues, II	7,870	(6)	*
Theodore J. Gaasche	4,870	(7)	*
Christopher V. Vitale	66,500	(8)	*
James M. McMonagle	6,000	(9)	*
Rory Burke	11,700	(10)	*
Directors and Named Executive Officers as a Group (7 persons)	2,064,398		25.4%

*	Indicates less than 1%.

(1)	The information in the table and in this footnote is based solely on Amendment No. 32 filed jointly by these persons on September 12, 2016 to the Schedule 13D filed with the Securities and Exchange Commission on August 4, 1993. The following table sets forth information regarding the beneficial ownership of Common Stock by Mr. Karabots, Glendi Publications, Inc. and Kappa Media Group, Inc., each of P.O. Box 736, Fort Washington, PA 19034.

Beneficial Owner	Shares Owned Beneficially
Nicholas G. Karabots	2,096,061	(a)
Glendi Publications, Inc.	967,544	(b)
Kappa Media Group, Inc.	1,026,517	(c)

(a)	Mr. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of such shares, of which 1,994,061 shares are owned indirectly through Glendi Publications, Inc. and Kappa Media Group, Inc.
(b)	Mr. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of these shares, which are directly owned by Glendi Publications, Inc.
(c)	Mr. Karabots has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition, of these shares, which are directly owned by Kappa Media Group, Inc.

(2)	Other than the number of deferred common share units owned by Mr. Albert V. Russo, the information in the table and in this footnote is based solely on information received from Mr. Albert V. Russo. Albert V. Russo, Clifton Russo, Lawrence Russo and the Estate of Lena Russo, each c/o Albert V. Russo, 401 Broadway, New York, NY 10013, have reported that they share voting power as to 1,273,867 shares and that each of them has sole dispositive power as to the following numbers of such shares: Albert V. Russo – 821,068; Clifton Russo – 237,617; Lawrence Russo – 181,442; and the Estate of Lena Russo – 33,740. Mr. Albert V. Russo also owns 4,870 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Albert V. Russo’s termination of service as a director of the Company
(3)	The information in the table and this footnote is based solely on Amendment No. 2 filed jointly by these persons on February 14, 2018 to the Schedule 13G filed with the Securities and Exchange Commission on May 10, 2017. The principal address of Michael Melby and Gate City Capital Management, LLC is 70 West Madison Street, Suite 1400, Chicago, IL 60602. Michael Melby and Gate City Capital Management have the sole power to vote or to direct the vote of 504,241 shares of Common Stock. Michael Melby and Gate City Capital Management have the sole power to dispose or to direct the disposition of 894,241 shares of Common Stock.
(4)	The information in the table and this footnote is based solely on a Schedule 13G filed by this person with the Securities and Exchange Commission on June 24, 2014. The principal address of Bauer Media Group USA, LLC is 270 Sylvan Avenue, Englewood Cliffs, NJ 07632.
(5)	Other than the number of deferred common share units owned by Mr. Robotti, the information in the table and in this footnote is based solely on information received from Mr. Robotti. The following table sets forth information regarding the beneficial ownership of Common Stock by Robert E. Robotti, Robotti & Company, Incorporated (“R&CoI”), Robotti & Company, LLC (“R&CoL”) and Robotti & Company Advisors, LLC (“R&CoA”), each of 60 East 42nd Street, Suite 3100, New York, NY 10165, and Kenneth R. Wasiak, Ravenswood Management Company, L.L.C. (“RMC”), The Ravenswood Investment Company, L.P. (“RIC”) and Ravenswood Investments III, L.P. (“RI”), each of 104 Gloucester Road, Massapequa, NY 11758.

Beneficial Owner	Shares Owned Beneficially
Robert E. Robotti	688,721	(a),(b),(c),(d),(e)
R&CoI	685,064	(a),(b)
R&CoL	5,700	(a)
R&CoA	679,364	(b)
Kenneth R. Wasiak	364,630	(c),(d)
RMC	364,630	(c),(d)
RIC	225,258	(c)
RI	139,372	(d)

(a)	Each of Mr. Robotti and R&CoI share with R&CoL the power to vote or direct the vote, and the power to dispose or direct the disposition, of 5,700 shares of Common Stock owned by the discretionary customers of R&CoL.
(b)	Each of Mr. Robotti and R&CoI share with R&CoA the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 679,364 shares of Common Stock owned by the advisory clients of R&CoA.
(c)	Each of RMC and Messrs. Robotti and Wasiak share with RIC the power to vote or direct the vote, and the power to dispose or direct the disposition, of 225,258 shares of Common Stock owned by RIC.
(d)	Each of RMC and Messrs. Robotti and Wasiak share with RI the power to vote or to direct the vote, and the power to dispose or direct the disposition, of 139,372 shares of Common Stock owned by RI.
(e)	Includes 3,657 deferred common share units issued to Mr. Robotti, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Robotti’s termination of service as a director of the Company.

(6)	Includes 4,870 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Cloues’ termination of service as a director of the Company.
(7)	Represents 4,870 deferred common share units, where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow Mr. Gaasche’s termination of service as a director of the Company.
(8)	Includes 4,500 restricted shares of Common Stock that will vest on June 21, 2019, 2,000 restricted shares of Common Stock that will vest on June 21, 2020, 10,000 restricted shares of Common Stock that will vest as follows: 3,333 shares on September 14, 2018, 3,333 shares on September 14, 2019 and 3,334 shares on September 14, 2020, and 25,000 restricted shares of Common Stock that will vest as follows: 5,000 shares on July 10, 2019, 5,000 shares on July 10, 2020 and 15,000 shares on July 10, 2021, subject in each case to the continued employment of Mr. Vitale on each vesting date.
(9)	Includes 4,500 restricted shares of Common Stock that will vest one-third on September 14, 2018, one-third on September 14, 2019 and one-third on September 14, 2020 and 1,500 restricted shares of Common Stock that will vest one-third on July 10, 2019, one-third on July 10, 2021 and one-third on July 10, 2021, subject in each case to the continued employment of Mr. McMonagle on each vesting date.
(10)	Includes 2,000 restricted shares of Common Stock that will vest one-half on June 21, 2019 and one-half on June 21, 2020 and 2,700 restricted shares of Common Stock that will vest one-third on July 10, 2019, one-third on July 10, 2021 and one-third on July 10, 2021, subject in each case to the continued employment of Mr. Burke on each vesting date.

PROPOSAL NUMBER 1

ELECTION OF DIRECTOR

The Board is a classified board divided into three classes – Class I, Class II and Class III. Class I and II each consists of one director and Class III consists of two directors. Each director serves for a term expiring at the annual meeting of shareholders held in the third year following the year of his election and until his successor is elected and qualified. At this Annual Meeting, one Class I director will be elected to serve until the 2021 annual meeting of shareholders and until his successor is elected and qualified, except in the event of such director’s earlier death, resignation or removal. The terms of office of the Class II and Class III directors will expire at the annual meetings of shareholders to be held in 2019 and 2020, respectively, upon the election and qualification of their successors, except in the event of any such director’s earlier death, resignation or removal.

At the recommendation of its Nominating and Corporate Governance Committee, the Board is nominating Edward B. Cloues, II, who is the incumbent Class I director, for reelection at the Annual Meeting. Although the Board does not expect that Mr. Cloues will be unable to serve as a director, should he become unavailable it is intended that the shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee designated by the Board or, in the discretion of the Board, the position may be left vacant.

The following information relates to the nominee of the Board for election and the other directors of the Company.

Nominee to serve until the 2021 Annual Meeting of Shareholders (Class I):

EDWARD B. CLOUES, II, age 70, has been a director of the Company since 1994 and currently serves as the Chairman of the Board.  Mr. Cloues has served as a director of Hillenbrand, Inc., a diversified global industrial company, since 2010. Mr. Cloues also serves as the Vice Chairman of the Board of Trustees of Virtua Health, Inc., a non-profit hospital and healthcare system, where he also chairs the Finance and Investment Committee, is the Vice Chairman of the Compensation Committee and is a member and past Chairman of the Audit Committee. He served as Chairman of the Board of Penn Virginia Corporation, an oil and gas exploration and development company, from 2011 to September 2016 and as the interim Chief Executive Officer of Penn Virginia Corporation from October 2015 to September 2016 during the Board-led reorganization of that company, including a chapter 11 filing under the U.S. Bankruptcy Code in May 2016 and the emergence from chapter 11 in September 2016 pursuant to a confirmed plan of reorganization. He also served as a director (since 2003) and Chairman of the Board (since 2011) of PVR GP, LLC, the General Partner of PVR Partners, L.P., a pipeline and natural resources master limited partnership, until its sale in March 2014.  Mr. Cloues was also a director, the Chairman of the Board and the Chief Executive Officer of K-Tron International, Inc., a material handling equipment manufacturer, from 1998 until its sale in 2010.  Prior to 1998, Mr. Cloues was a law firm partner at a major global law firm where he specialized in mergers and acquisitions and other business law matters.  That law firm experience combined with the experience gained from his former 12 year chief executive position with K-Tron International, Inc., which had been publicly held prior to its sale, has given him a strong background in dealing with complex business transactions and general management issues.  Additionally, he brings to the Board a broad understanding of governance and compensation issues as a result of his service on several public company boards.

Director continuing in office until the 2019 Annual Meeting of Shareholders (Class II):

ROBERT E. ROBOTTI, age 64, has been the president of Robotti & Company Advisors, LLC (a registered investment advisor) and Robotti Securities, LLC, FKA Robotti & Company, LLC (a registered broker-dealer), or their predecessors, since 1983. He has been the managing member of Ravenswood Management Company, LLC (and its predecessor) since 1980, which serves as the general partner of The Ravenswood Investment Company, L.P. and Ravenswood Investments III, L.P. Mr. Robotti served as a portfolio manager of Robotti Global Fund, LLC, a global equity fund, from 2007 to March 2015. He currently serves as a director of Panhandle Oil & Gas Company, a diversified mineral company, and as a director and Chairman of the Board of Pulse Seismic Inc., a seismic data licensing business, and has held these positions for more than the past five years. Mr. Robotti was a director of BMC Building Materials Holding Corporation from 2012 to December 2015. Mr. Robotti was a member of the SEC’s Advisory Committee of Smaller Public companies from 2005 to 2006 and also served on its corporate governance subcommittee. He has an MBA in Accounting and was a certified public accountant earlier in his career, which license is currently inactive. Mr. Robotti’s qualifications to serve on the Board include his extensive experience in the investment business as the founder, chief executive officer, chairman and controlling owner of a registered investment advisor and a registered broker-dealer, or their predecessors, and as the manager of several investment partnerships. Additionally, he brings to the Board a broad understanding of governance, audit and compensation issues as a result of his service on several other public company boards.

Directors continuing in office until the 2020 Annual Meeting of Shareholders (Class III):

THEODORE J. GAASCHE, age 56, has been a director of the Company since January 2013. Mr. Gaasche was a consultant for Spartan Organization, Inc., a private company that advises various print, publishing and other portfolio companies, from February 2017 to October 2017 and during that period served as a director of certain entities related to Spartan Organization, Inc. Mr. Gaasche was the Executive Vice President, Operations of Spartan Organization, Inc. from January 2013 to January 2017. Mr. Gaasche was the President and Chief Executive Officer of the Company from 2011 to January 2013.  For over twenty years until 2008, Mr. Gaasche held positions of increasing responsibility at various divisions of SunGard Data Systems Inc., most recently as the Chief Executive Officer of SunGard Availability Services, a division of SunGard that provided disaster recovery, managed information technology and related services.  Mr. Gaasche brings to the Board his extensive business experience, including his knowledge of the Company as its prior President and Chief Executive Officer.

ALBERT V. RUSSO, age 64, has been a director of the Company since 1996.  Mr. Russo is the Managing Partner of real estate entities 401 Broadway Building, Russo Associates and Pioneer Realty and has held these positions for more than the past five years.  Mr. Russo has been involved in the ownership and management of commercial real estate for more than 25 years and contributes to the Board his specialized knowledge of the real estate business.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CLASS I NOMINEE.

PROPOSAL NUMBER 2

ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, as amended, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission. The compensation paid to the Company’s named executive officers subject to the vote is disclosed in the compensation table and related narrative disclosure contained in this Proxy Statement.

The Board is asking the shareholders to indicate their support for the compensation paid to the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “For” the following resolution:

“RESOLVED, that the shareholders of AMREP Corporation hereby APPROVE, on a nonbinding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the executive compensation table and narrative discussion disclosed therein.”

Because the vote is advisory, it is not binding on the Board or the Company. In accordance with the Dodd-Frank Act, the vote to approve the compensation of the Company’s named executive officers shall not be construed: (i) as overruling any decision by the Company or the Board; (ii) to create or imply any change in the fiduciary duties of the Company or the Board; or (iii) to create or imply any additional fiduciary duties for the Company or the Board. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation and Human Resources Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Governance Standards

The Company’s Common Stock is listed on the New York Stock Exchange, and the Company is subject to the New York Stock Exchange’s Corporate Governance Standards (the “Governance Standards”). The Governance Standards, among other things, generally require a listed company to have independent directors within the meaning of the Governance Standards as a majority of its board of directors and for the board to have an audit committee, a nominating/corporate governance committee and a compensation committee, each composed entirely of independent directors.

Based principally on their responses to questions to these persons regarding the relationships addressed by the Governance Standards and discussions with them, the Board has determined that other than his service as a director, each of Edward B. Cloues, II, Theodore J. Gaasche, Robert E. Robotti and Albert V. Russo has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company, and, therefore, meets the director independence requirements of the Governance Standards.

As required by the Governance Standards, the Board has adopted Corporate Governance Guidelines (the “Guidelines”) that address various matters involving the Board and the conduct of its business. The Board has also adopted a Code of Business Conduct and Ethics setting forth principles of business conduct applicable to the directors, officers and employees of the Company. The Guidelines and Code of Business Conduct and Ethics, as well as the charters of the Board’s Nominating and Corporate Governance Committee, Audit Committee and Compensation and Human Resources Committee, may be viewed under “Corporate Governance” on the Company’s website at www.amrepcorp.com, and written copies will be provided to any shareholder upon written request to the Company at AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, Attention: Corporate Secretary. The Company intends to disclose on its website any amendment to or waiver of any provision of the Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Directors are expected to attend Annual Meetings of Shareholders, and all of the directors attended last year’s Annual Meeting. The Board held four meetings during the last fiscal year. All of the directors attended at least 75% of the total number of meetings held during the last fiscal year of the Board and its Committees of which they were members. Pursuant to the Guidelines, the Board has established a policy that the non-management directors meet in executive session at least twice per year and that the independent directors also meet in executive session at least twice per year. The Chairman of the Board (currently, Edward B. Cloues, II), if in attendance, will be the presiding director at each such executive session; otherwise, those attending may select a presiding director. Since December 31, 2010, no member of management has been a director.

Any shareholder or other interested person wishing to communicate with the Board or any of the directors may send a letter addressed to the member or members of the Board to whom the communication is directed in care of AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, Attention: Corporate Secretary. All such communications will be forwarded to the specified addressee(s).

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee that operates under a written charter adopted by the Board. Each member of the Nominating and Corporate Governance Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. The Nominating and Corporate Governance Committee held two meetings during the last fiscal year.

The duties of the Nominating and Corporate Governance Committee include identifying individuals the Committee considers qualified to be elected Board members consistent with criteria approved by the Board, and recommending persons to be nominated by the Board for election by the shareholders. When considering a nominee for election as a director, the Committee considers the experience, skills and knowledge of business and management practices a candidate may possess and the perspective he or she may bring to the Board, and employs criteria calling for, among other things, personal and professional integrity, good judgment, a high level of ability and business acumen, and experience in the Company’s industries, as well as the ability of the nominee to devote sufficient time to performing his or her duties on the Board in an effective manner. Although the Committee has no specific policy regarding the diversity of the membership of the Board, it is the objective of the Committee that the Board be comprised of persons of diverse backgrounds such that as a unit the members of the Board will possess the necessary skills to appropriately discharge their responsibilities as the Company’s directors. The Committee is also responsible for periodically reviewing and recommending changes to the Guidelines and for overseeing the Company’s corporate governance practices.

The Nominating and Corporate Governance Committee will consider candidates for director recommended by shareholders on the same basis as any other proposed nominees. Any shareholder desiring to propose a candidate for selection as a nominee of the Board for election at the 2018 Annual Meeting of Shareholders may do so by sending a written communication no later than May 1, 2019 to the Nominating and Corporate Governance Committee, AMREP Corporation, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, Attention: Corporate Secretary, identifying the proposing shareholder, specifying the number of shares of Common Stock held by such shareholder and stating the name and address of the proposed nominee and the information concerning such person that the regulations of the Securities and Exchange Commission require be included in a proxy statement relating to such person’s proposed election as a director.

Audit Committee

The Board has an Audit Committee that operates under a written charter adopted by the Board. Each member of the Audit Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Cloues (Chairman), Robotti and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. The Board has also determined that Mr. Robotti qualifies as an audit committee financial expert within the meaning of Securities and Exchange Commission regulations. This Committee reports regularly to the Board concerning its activities. The Audit Committee held seven meetings during the last fiscal year.

The duties of the Audit Committee include (i) appointing the Company’s independent registered public accounting firm, approving the services to be provided by that firm and its compensation and reviewing that firm’s independence and performance of services, (ii) reviewing the scope and results of the yearly audit by the independent registered public accounting firm, (iii) reviewing the Company’s system of internal controls and procedures, (iv) reviewing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements, (v) reviewing the Company’s financial reporting and accounting standards and principles and (vi) overseeing the administration and enforcement of the Company’s Code of Business Conduct and Ethics. In addition to the Audit Committee’s responsibilities set forth above, the Audit Committee has, pursuant to its charter, primary responsibility for the oversight of risks that could affect the Company.

Compensation and Human Resources Committee

The Board has a Compensation and Human Resources Committee that operates under a written charter adopted by the Board. Each member of the Compensation and Human Resources Committee is required to be an independent director, as defined by the Governance Standards. The members of this Committee are Messrs. Robotti (Chairman), Cloues and Russo, each of whom has been determined by the Board to be an independent director within the meaning of the Governance Standards. This Committee reports regularly to the Board concerning its activities. During the last fiscal year, the Compensation and Human Resources Committee held four meetings. In addition, a subcommittee of the Compensation and Human Resources Committee held three meetings during the last fiscal year to consider and approve certain equity compensation awards.

The Compensation and Human Resources Committee is responsible for reviewing and approving corporate goals and objectives applicable to the Company’s chief executive officer and determining his compensation and that of the Company’s other executive officers and making recommendations to the Board concerning other matters relating to executive officer and director compensation. With respect to salaries, bonuses and other compensation and benefits, the decisions and recommendations of the Compensation and Human Resources Committee are subjective and are not based on any list of specific criteria. In the past, factors influencing the Committee’s decisions regarding executive salaries have included the Committee’s assessment of the executive’s performance and any changes in functional responsibility. In determining the salary to be paid to a particular individual, the Committee applies these and other criteria, while also using its best judgment of compensation applicable to other executives holding comparable positions both within the Company and at other companies. Additionally, the Committee in developing its recommendations regarding director compensation looks to director compensation at other public companies of the Company’s size. Executive officers of the Company do not play a role in determining their compensation. Neither the Board nor the Committee has engaged compensation consultants for the purposes of determining or advising upon executive or director compensation.

Risk Oversight

The Board is actively involved in risk oversight and management of risk. The Board has ultimate responsibility for the oversight of risks facing the Company and for the management of those risks, with the Audit Committee conducting preliminary evaluations of risk and addressing risk prior to review by the Board. The Audit Committee considers and reviews with management the Company’s internal control processes. The Audit Committee also considers and reviews with the Company’s independent registered public accounting firm the adequacy of the Company’s internal controls, including the processes for identifying significant risks or exposures, and elicits recommendations for the improvement of such procedures where needed. In addition to the Audit Committee’s role, the full Board is involved in the oversight and administration of risk and risk management practices by overseeing members of senior management in their risk management capacities. Members of the Company’s senior management have day-to-day responsibility for risk management and establishing risk management practices, and members of management are expected to report matters relating specifically to the Audit Committee directly thereto, and to report all other matters directly to the Chairman of the Board or the Board as a whole. Members of the Company’s senior management have an open line of communication to the Chairman of the Board and the Board as a whole and have the discretion to raise issues from time-to-time in any manner they deem appropriate, and management’s reporting on issues relating to risk management typically occurs through direct communication with directors, the Chairman of the Board or the Audit Committee as matters requiring attention arise.

In furtherance of its risk oversight responsibilities, the Board has evaluated the Company’s overall compensation policies and practices for its employees to determine whether such policies and practices create incentives that could reasonably be expected to affect the risks faced by the Company and its management, has further assessed whether any risks arising from these policies and practices are reasonably likely to have a material adverse effect on the Company, and has concluded that the risks arising from the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

EXECUTIVE OFFICERS

For information with respect to executive officers, see “Executive Officers of the Registrant” in Part I of the Company’s Annual Report on Form 10-K for the year ended April 30, 2018, filed pursuant to the Securities Exchange Act of 1934, as amended.

COMPENSATION OF EXECUTIVE OFFICERS

The following table contains summary information regarding the compensation of the Company’s executive officers as required by Item 402(n) of Regulation S-K.

Summary Compensation Table

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
CHRISTOPHER V. VITALE	2018	275,205	-	110,820	270	386,295
President and Chief Executive Officer of the Company	2017	240,060	-	34,875	1,152	276,087
JAMES M. MCMONAGLE(4)	2018	179,753	-	31,455	358	211,566
Vice President and Chief Financial Officer of the Company
RORY BURKE	2018	260,520	-	20,460	1,671	282,651
President and Chief Executive Officer of Palm Coast Data LLC	2017	260,910	-	-	1,248	262,158

(1)	The year references are to the fiscal years ended April 30.

(2)	The amounts indicated represent the grant date fair value related to awards of restricted stock granted during fiscal 2018 and fiscal 2017 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2018.

(3)	The amounts reported include payment of life insurance premiums.

(4)	Mr. McMonagle was appointed Vice President and Chief Financial Officer of the Company effective as of September 15, 2017.

Outstanding Equity Awards at April 30, 2018

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested ($)(1)
CHRISTOPHER V. VITALE	22,000	(2)	$159,500
JAMES M. MCMONAGLE	4,500	(3)	$32,625
RORY BURKE	3,000	(4)	$21,750

(1)	Value is based on the closing price per share of Common Stock of $7.25 on April 30, 2018, as reported on the New York Stock Exchange.

(2)	4,500 restricted shares of Common Stock vested on June 21, 2018 and 1,000 restricted shares of Common Stock vested on July 13, 2018. 4,500 restricted shares of Common Stock will vest on June 21, 2019, 2,000 restricted shares of Common Stock will vest on June 21, 2020 and 10,000 restricted shares of Common Stock will vest one-third on September 14, 2018, one-third on September 14, 2019 and one-third on September 14, 2020, subject in each case to the continued employment of Mr. Vitale on each vesting date.

(3)	4,500 restricted shares of Common Stock will vest one-third on September 14, 2018, one-third on September 14, 2019 and one-third on September 14, 2020, subject in each case to the continued employment of Mr. McMonagle on each vesting date.

(4)	1,000 restricted shares of Common Stock vested on June 21, 2018. 2,000 restricted shares of Common Stock will vest one-half on June 21, 2019 and one-half on June 21, 2020, subject in each case to the continued employment of Mr. Burke on each vesting date.

On July 10, 2018, the Company approved the following compensation for Messrs. Vitale, McMonagle and Burke:

•	effective as of July 23, 2018, the annual base salary for Mr. Vitale was changed from $300,000 to $325,000, the annual base salary for Mr. McMonagle was changed from $190,000 to $200,000 and the annual base salary for Mr. Burke was changed from $260,520 to $275,000;

•	Mr. Burke was awarded a cash bonus of $10,000; and

•	the Company awarded 25,000 restricted shares of Common Stock of the Company to Mr. Vitale, 1,500 restricted shares of Common Stock of the Company to Mr. McMonagle and 2,700 restricted shares of Common Stock of the Company to Mr. Burke. The award of restricted shares of Common Stock to Mr. Vitale will vest as follows: 5,000 shares on July 10, 2019, 5,000 shares on July 10, 2020 and 15,000 shares on July 10, 2021, subject to the continued employment of Mr. Vitale on each vesting date. The awards of restricted shares of Common Stock to Messrs. Burke and McMonagle will vest one-third on July 10, 2019, one-third on July 10, 2020 and one-third on July 10, 2021, subject to the continued employment of the officer on each vesting date.

Other than as described below, the Company’s executive officers are not subject to agreements or other arrangements that provide for payments upon a change in control of the Company and the Company’s policies for severance payments upon termination of employment apply to the executive officers on the same basis as the Company’s other salaried employees. The Compensation and Human Resources Committee retains the discretion to enter into severance agreements with individual executive officers on terms satisfactory to it. Effective as of March 5, 2014, Palm Coast Data LLC entered into a change of control agreement (the “COC Agreement”) with Mr. Burke. The COC Agreement provides for certain rights and benefits in the event Palm Coast Data LLC terminates Mr. Burke’s employment without cause or Mr. Burke terminates his employment with Palm Coast Data LLC for good reason (as each of those terms are defined in the COC Agreement), and in each case in connection with a change in control of the Company or Palm Coast Data LLC (a “double-trigger”), including severance payable to Mr. Burke equal to one times his annual base salary and continued health and medical insurance to Mr. Burke for one year. In addition, if the change of control is solely with respect to Palm Coast Data LLC, the COC Agreement provides that any vesting, restrictions or conditions on the exercisability or the sale of equity awards granted by the Company or its affiliates to Mr. Burke shall lapse or such award shall otherwise be deemed fully vested, accelerated or otherwise satisfied. These rights and benefits are subject to certain customary non-competition and non-solicitation obligations and are contingent upon the execution of a release.

Under the terms of the AMREP Corporation 2006 Equity Compensation Plan, its administrator has the discretion to accelerate the vesting of, or otherwise remove restrictions on, awards under the AMREP Corporation 2006 Equity Compensation Plan upon a change in control of the Company. The AMREP Corporation 2006 Equity Compensation Plan expired by its terms on September 19, 2016. In fiscal 2017, the Board adopted, and the shareholders approved, the AMREP Corporation 2016 Equity Compensation Plan, which authorizes stock-based awards of various kinds to directors and employees covering up to a total of 500,000 shares of Common Stock. Under the terms of the AMREP Corporation 2016 Equity Compensation Plan and subject to the provisions of the applicable award agreement, restrictions on certain awards under the AMREP Corporation 2016 Equity Compensation Plan shall automatically lapse upon a change in control of the Company.

COMPENSATION OF DIRECTORS

Compensation for the non-employee members of the Board is approved by the Board, which considers recommendations for director compensation from the Company’s Compensation and Human Resources Committee.

Compensation provided to the non-employee members of the Board is as follows:

•	Each non-employee member of the Board is paid an annual cash fee of $60,000 in equal quarterly installments in arrears.

•	On the last trading day of each calendar year, each non-employee member of the Board will be issued the number of deferred common share units of the Company under the AMREP Corporation 2016 Equity Compensation Plan equal to $20,000 divided by the closing price per share of Common Stock reported on the New York Stock Exchange on such date.

•	The Chairmen of the Audit Committee and of the Compensation and Human Resources Committee are each paid an annual fee of $7,500 in equal quarterly installments, and the other members of those committees are not paid any fee with respect to service on such committees. The members of the Nominating and Corporate Governance Committee, including its Chairman, serve without additional compensation.

•	In addition to the fees described above, Edward B. Cloues, II is paid an annual fee of $135,000 for his services as Chairman of the Board.

•	All amounts are pro-rated to reflect any director’s removal or retirement from the Board, any decision that a director not stand for reelection to the Board or any new director being appointed or elected to the Board; provided that, any deferred common share units of the Company that would have been issued on the last trading day of a calendar year to a director who ceased to be a director prior to such issuance date shall be paid in cash rather than as deferred common share units of the Company, where the cash payment will equal the number of shares underlying the pro rata number of deferred common share units that would have been issued to the director multiplied by the closing price per share of Common Stock reported on the New York Stock Exchange on the last trading day of the calendar year.

•	There are no separate meetings fees for the Board or any committee thereof.

The following table summarizes the compensation earned by the Company’s directors for fiscal 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Edward B. Cloues, II	202,500	20,000	222,500
Theodore J. Gaasche	60,000	20,000	80,000
Robert E. Robotti	67,500	20,000	87,500
Albert V. Russo	60,000	20,000	80,000

(1)	The amounts indicated represent the grant date fair value related to awards of deferred common share units during fiscal 2018 computed in accordance with stock-based accounting rules (Financial Accounting Standards Board Accounting Standards Codification Topic 718). The determination of this value is based on the methodology set forth in Note 11 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2018.

(2)	The following table sets forth the number of deferred common share units issued to each director on the last trading day of calendar year 2017 and the total number of deferred stock units outstanding with respect to each director (where each deferred common share unit represents the right to receive one share of Common Stock within 30 days after the first day of the month to follow such director’s termination of service as a director of the Company).

Name	Deferred Stock Units Issued on the Last Trading Day of Calendar Year 2017	Total Outstanding Deferred Stock Units
Edward B. Cloues, II	2,849	4,870
Theodore J. Gaasche	2,849	4,870
Robert E. Robotti	2,849	3,657
Albert V. Russo	2,849	4,870

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of April 30, 2018 concerning Common Stock of the Company that is issuable under its compensation plans.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights		(B) Weighted average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by shareholders	18,267	(1)	-	455,983	(1)
Equity compensation plans not approved by shareholders	-		-	-
Total	18,267		-	455,983

(1)	Represents the number of deferred common share units issued to each director pursuant to the AMREP Corporation 2016 Equity Compensation Plan (where each deferred common share unit represents the right to receive one share of Common Stock on the first day of the month to follow such director’s termination of service as a director of the Company).

(2)	Represents shares of Common Stock available for grant under the AMREP Corporation 2016 Equity Compensation Plan less outstanding grants previously made under the plan.

CERTAIN TRANSACTIONS

The Company provides subscription fulfillment services for a company owned or controlled by Nicholas G. Karabots, a significant shareholder of the Company, pursuant to a contract determined, by a committee of directors found to be independent of Mr. Karabots, to be fair and reasonable and no less favorable to the Company than would be obtained in an arm’s length transaction with a non-affiliate having a volume of business with the Company comparable to that of Mr. Karabots. The Company’s revenue from the subscription fulfillment services it provided to Mr. Karabots’ company was approximately $131,200 for fiscal 2018 and $150,300 for fiscal 2017.

From 2012 through February 2017, with the approval of a committee of directors found to be independent of Mr. Karabots and Albert V. Russo (a member of the Board), AMREP Southwest Inc., as borrower, had a loan with Kappa Lending Group, LLC (“Kappa Lending”), an entity established and wholly-owned by Mr. Karabots, in which loan Mr. Russo had a 20% participation. The largest principal amount of the loan outstanding at any time during fiscal 2017 was $12,384,000 and the amount of interest paid and payable on the loan during fiscal 2017 was $385,000. The outstanding balance of the loan was paid in full in February 2017. The loan was scheduled to mature on December 1, 2017, bore interest payable monthly at 8.5% per annum, was secured by a mortgage on certain real property of AMREP Southwest Inc. and by a pledge of the stock of its subsidiary, Outer Rim Investments, Inc. (which owned approximately 12,000 acres, for the most part scattered lots, in Sandoval County, New Mexico), required that a cash reserve of at least $500,000 be maintained with Kappa Lending to fund interest payments and was subject to a number of restrictive covenants, including a requirement that AMREP Southwest Inc. maintain a minimum tangible net worth and a restriction on AMREP Southwest Inc. making distributions and other payments to its parent company beyond a stated management fee. A sale transaction by AMREP Southwest Inc. of certain mortgaged land required the approval of Kappa Lending. Otherwise, Kappa Lending was required to release the lien of its mortgage on any land being sold at market price by AMREP Southwest Inc. in the ordinary course to an unrelated party on terms AMREP Southwest Inc. believed to be commercially reasonable. The loan was permitted to be prepaid at any time without premium or penalty except that if the prepayment was in connection with the disposition of AMREP Southwest Inc. or substantially all of its assets there was a prepayment premium, initially 5% of the amount prepaid, with the percentage declining by 1% each year. No payments of principal were required until maturity, except that 25% of the net proceeds from any sales of real property by AMREP Southwest Inc. and 25% of certain royalty payments received by AMREP Southwest Inc. were required to be applied to the payment of the loan. No new borrowings were permitted under the loan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, officers and holders of more than 10% of its Common Stock to file initial reports of ownership and reports of changes of ownership of the Common Stock with the Securities and Exchange Commission and the New York Stock Exchange. The related regulations require directors, officers and greater than 10% shareholders to provide copies of all Section 16(a) reports to the Company.

Based solely on a review of the copies of the reports received by the Company and certain written representations from the directors and executive officers, the Company believes that for fiscal 2018, all required Section 16(a) reports were filed on a timely basis.

AUDIT-RELATED MATTERS

The consolidated financial statements of the Company and its subsidiaries included in the Company’s Annual Report on Form 10-K for the year ended April 30, 2018 have been audited by Marcum LLP, an independent registered public accounting firm. A representative of Marcum LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions. The Audit Committee has not yet approved the retention of an independent registered public accounting firm for the year ending April 30, 2019 as the Company customarily makes its selection later in its fiscal year but engages the prior year’s independent registered public accounting firm to perform quarterly reviews pending the current year’s audit engagement.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2018 with management, which has primary responsibility for the financial statements. Marcum LLP, as the Company’s independent registered public accounting firm for fiscal 2018, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles. The Audit Committee has discussed with Marcum LLP the matters that are required to be discussed by Auditing Standard No. 16 “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3200T. Marcum LLP has provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Marcum LLP that firm’s independence. Based on these considerations, the Audit Committee has recommended to the Board that the financial statements audited by Marcum LLP be included in the Company’s Annual Report on Form 10-K for fiscal 2018 for filing with the Securities and Exchange Commission.

The foregoing report is provided by the following directors who constitute the Audit Committee:

Edward B. Cloues, II, Chairman
Robert E. Robotti
Albert V. Russo

Previous Independent Registered Public Accounting Firm

On December 19, 2017, the Company dismissed RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm. The Audit Committee approved the dismissal of RSM. The audit reports of RSM on the consolidated financial statements of the Company for each of the fiscal years ended April 30, 2017 and April 30, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended April 30, 2017 and April 30, 2016 and during the subsequent interim period from May 1, 2017 through December 19, 2017, (i) there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RSM’s satisfaction, would have caused RSM to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K (17 CFR 229.304(a)(1)(v))). The Company provided RSM with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission. A copy of RSM’s letter dated December 22, 2017 to the Securities and Exchange Commission, stating whether it agrees with the statements made in this report, was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed on December 22, 2017 with the Securities and Exchange Commission.

Appointment of New Independent Registered Public Accounting Firm

On December 19, 2017, the Audit Committee engaged Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. During the Company’s fiscal years ended April 30, 2017 and April 30, 2016 and during the subsequent interim period from May 1, 2017 through December 19, 2017, neither the Company nor anyone on the Company’s behalf consulted Marcum LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Marcum LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K (17 CFR 229.304(a)(1)(iv))) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K (17 CFR 229.304(a)(1)(v))).

Audit Fees

The following table sets forth certain information concerning the fees of Marcum LLP for fiscal year 2018 and the fees of RSM for fiscal year 2017. The reported fees, except the Audit Fees, are amounts billed to the Company in the indicated fiscal years. The Audit Fees are for services for those fiscal years.

	Fiscal Year Ended April 30,
	2018	2017
Audit Fees(1)	$129,265	$190,590
Audit-Related Fees(2)	21,775	22,600
Tax Fees(3)	-	10,975
All Other Fees	-	-
Total	$151,040	$224,165

(1)	Consists of fees for the audit of the Company’s annual financial statements on Form 10-K, reviews of the unaudited financial statements included in the Company’s quarterly reports on Form 10-Q and a registration statement on Form S-8 in fiscal 2017. Fees for fiscal year ended April 30, 2018 exclude $55,650 of fees with respect to reviews performed by RSM of the unaudited financial statements included in two of the Company’s quarterly reports on Form 10-Q and the re-issuance of RSM’s audit report on the Company’s annual financial statements as of and for the year ended April 30, 2017.
(2)	Consists of fees for the audits of employee benefit plans.
(3)	Includes fees for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit services to be provided by the independent registered public accounting firm and, separately, all permitted non-audit services to be performed by the independent registered public accounting firm.

OTHER MATTERS

The Board knows of no matters that will be presented for consideration at the Annual Meeting other than the matters referred to in this Proxy Statement. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

SOLICITATION OF PROXIES

The Company will bear the cost of this solicitation of proxies. In addition to solicitation of proxies by mail, the Company may reimburse brokers and other nominees for the expense of forwarding proxy materials to the beneficial owners of Common Stock held in their names. Directors, officers and employees of the Company may solicit proxies on behalf of the Board but will not receive any additional compensation therefor.

SHAREHOLDER PROPOSALS

From time to time, shareholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Shareholders who intend to present proposals at the 2019 Annual Meeting of Shareholders and who wish to have such proposals included in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders must be certain that such proposals are received by the Company’s Secretary at the Company’s executive offices, 620 West Germantown Pike, Suite 175, Plymouth Meeting, Pennsylvania 19462, not later than April 4, 2019. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. For any proposal that is not submitted for inclusion in next year’s Proxy Statement but is, instead, sought to be presented directly at the 2019 Annual Meeting of Shareholders, Securities and Exchange Commission rules permit management to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on June 18, 2019.

HOUSEHOLDING OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries to satisfy delivery requirements for proxy statements and annual reports to shareholders and, if applicable, notices of Internet availability of proxy materials, with respect to two or more shareholders sharing the same address by delivering a single copy of the material addressed to those shareholders. This process, commonly referred to as “householding,” is designed to reduce duplicate printing and postage costs. The Company and some brokers may household notices of Internet availability of proxy materials, annual reports to shareholders and proxy materials, by delivering a single copy of the material to multiple shareholders sharing the same address unless contrary instructions have been received from the affected shareholders.

If a shareholder wishes to receive a separate notice of Internet availability of proxy materials, the annual report to shareholders or proxy statement, or if a shareholder received multiple copies of some or all of these materials and would prefer to receive a single copy in the future, the shareholder should submit a request by phone or in writing to the shareholder’s broker if the shares are held in a brokerage account or, if the shares are registered in the name of the shareholder, to the Company’s transfer agent, Computershare Investor Services, P.O. Box 505008, Louisville, Kentucky 40233-9814, (800) 368-5948.

By Order of the Board of Directors

Christopher V. Vitale, Secretary

Dated: August 3, 2018

AMREP CORPORATION IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR the nominee listed and FOR Proposal 2. 1. The election of one (1) director in Class I to hold office until the 2021 annual meeting of shareholders and until his successor is elected and qualified. For Withhold 01 - Edward B. Cloues, II For Against Abstain 2. The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 02V6IA

IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 13, 2018. THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: www.edocumentview.com/axr PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. REVOCABLE PROXY — AMREP CORPORATION SOLICITED BY BOARD OF DIRECTORS FOR 2018 ANNUAL MEETING OF SHAREHOLDERS CONFERENCE CENTER 660 WEST GERMANTOWN PIKE PLYMOUTH MEETING, PENNSYLVANIA SEPTEMBER 13, 2018, 9:00 A.M. LOCAL TIME The undersigned hereby appoints James M. McMonagle and Christopher V. Vitale, and each of them acting alone, with full power of substitution, proxies to vote the shares of common stock of the undersigned of AMREP Corporation at the 2018 Annual Meeting of Shareholders of AMREP Corporation, and any continuation or adjournment thereof, on the matters listed on the reverse of this document, and upon all other matters which come before said meeting or any continuation or adjournment thereof. This proxy is solicited by the Board of Directors. A vote FOR PROPOSALS 1 AND 2 is recommended by the Board of Directors. Receipt of the Notice of 2018 Annual Meeting of Shareholders and accompanying Proxy Statement of the Board of Directors is acknowledged. Unless otherwise specified, this proxy will be voted FOR Proposals 1 AND 2 and in the discretion of the proxy holders upon such other business as may properly come before the 2018 Annual Meeting of Shareholders of AMREP Corporation. PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE